December 2, 2019

BNY MELLON VARIABLE INVESTMENT FUND

Opportunistic Small Cap Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) and Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  The team members who are jointly and primarily responsible for managing the fund's portfolio are Patrick Kent, CFA, CMT and James Boyd.  Mr. Kent has served as lead portfolio manager of the fund since March 2019.  Mr. Boyd has been a portfolio manager of the fund since 2010.  Mr. Kent is the lead portfolio manager for the opportunistic value strategies and head of the opportunistic value investment team at Mellon.  Mr. Boyd is a managing director, equity research analyst and portfolio manager at Mellon.

The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by a team of portfolio managers employed by BNYM Investment Adviser and Mellon, an affiliate of BNYM Investment Adviser.  The team members who are jointly and primarily responsible for managing the fund's portfolio are Patrick Kent, CFA, CMT and James Boyd.  Mr. Kent has served as lead portfolio manager of the fund since March 2019.  Mr. Boyd has been a portfolio manager of the fund since 2010.  Mr. Kent is the lead portfolio manager for the opportunistic value strategies and head of the opportunistic value investment team at Mellon.  He has been employed by Mellon or a predecessor company since February 2019, and by BNYM Investment Adviser since March 2019.  Prior to joining Mellon, Mr. Kent was a portfolio manager at Wellington Management, which he joined in 2011.  Mr. Boyd is a managing director, equity research analyst and portfolio manager at Mellon.  He has been employed by Mellon or a predecessor company since 2005, and by BNYM Investment Adviser since 2008.  Messrs. Kent and Boyd manage the fund in their capacity as employees of BNYM Investment Adviser.

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